Exhibit 99.1

Red Rock Resorts, Inc. Announces Commencement of Cash Tender Offer to Purchase Shares of its Class A Common Stock for an Aggregate Purchase Price of Not More than $350,000,000 at Price Not Greater Than $53.00 nor Less Than $46.00 per Share;

Declares Special Dividend of $3.00 per share of Class A Common Stock

LAS VEGAS, November 10, 2021 /PRNewswire/ — Red Rock Resorts, Inc. (the “Company” or “RRR”) (NASDAQ: RRR) today announced that it commenced a “modified Dutch Auction” tender offer to purchase up to $350,000,000 in aggregate purchase price of its issued and outstanding shares of Class A Common Stock, par value $0.01 per share (each, a “Share,” and collectively, the “Shares”), or such lesser aggregate purchase price of Shares as are properly tendered and not properly withdrawn, at a price not greater than $53.00 nor less than $46.00 per Share to the seller in cash, less any applicable withholding taxes and without interest. The tender offer is being made in accordance with the terms and subject to the conditions described in the offer to purchase, the related letter of transmittal and other related materials, as each may be amended or supplemented from time to time.

The closing price of the Shares on the NASDAQ Stock Market on November 9, 2021, the last full trading day before the commencement of the tender offer, was $48.99 per Share. The tender offer is scheduled to expire at 12:00 Midnight, at the end of the day, New York City time, on December 9, 2021, unless the offer is extended or terminated. Promptly after the expiration date, RRR will, on the terms and subject to the conditions described in the offer to purchase, determine the single per-Share purchase price that RRR will pay, subject to “odd lot” priority, proration and conditional tender provisions, for Shares properly tendered at or below the purchase price in the offer and not properly withdrawn, and accepted for payment, taking into account the number of Shares tendered pursuant to the offer and the prices specified, or deemed specified, by the tendering shareholders. The purchase price will be the lowest price per Share (in increments of $0.25) of not greater than $53.00 and not less than $46.00 per Share, at which Shares have been properly tendered, or deemed properly tendered, and not properly withdrawn, that will enable RRR to purchase the maximum number of Shares having an aggregate purchase price not exceeding $350,000,000 (or, if the offer is not fully subscribed, all Shares properly tendered and not properly withdrawn). RRR expressly reserves the right, in its sole discretion, to change the per Share purchase price range and to increase or decrease the number of Shares sought in the tender offer, subject to applicable law. In addition, in the event that Shares are properly tendered at or below the purchase price (and not properly withdrawn) having an aggregate purchase price of more than $350,000,000, RRR may exercise its right to purchase up to an additional 2% of its outstanding Shares without extending the expiration date.

In addition, the Company announced that its Board of Directors has declared a special cash dividend of $3.00 per Share (the “Special Dividend”). The Special Dividend is payable to shareholders of record on November 23, 2021, and is expected to be paid on December 22, 2021. Shareholders will be entitled to the Special Dividend whether or not they tender their Shares pursuant to the tender offer provided they hold such Shares on the record date. Because shareholders will remain the holder of any Shares they tender until the tender offer expires and the Company accepts any such Shares for payment, shareholders will receive the Special Dividend even if they tender their Shares prior to the record date. However, shareholders that acquire any Shares after the record date for the Special Dividend and subsequently tender such Shares pursuant to the tender offer will not receive the Special Dividend with respect to such Shares.

The Company believes that the repurchase of Shares pursuant to the tender offer, as well as the Special Dividend, is a prudent use of its financial resources that will allow the Company to return value to its shareholders and that a prompt deployment of its investable cash for this purpose is in the best interests of its shareholders. The tender offer provides a mechanism for completing the Company’s sizeable repurchase of Shares more rapidly than would be possible through open market repurchases. The Company also believes that the modified Dutch auction tender offer is an efficient method of providing its shareholders an opportunity to generate value with respect to some or all of their investment in the Company by tendering all or a portion of their Shares, if they so choose.

The tender offer is not contingent upon a minimum number of Shares being tendered or a financing condition; however, the tender offer is subject to a number of other terms and conditions, which are described in detail in the offer to purchase. Specific instructions and a complete explanation of the terms and conditions of the tender offer are contained in the offer to purchase, the related letter of transmittal and other related materials, which are being mailed to shareholders of record.

None of the Company, the members of its Board of Directors, the dealer manager, the information agent or the depositary makes any recommendation as to whether any shareholder should participate or refrain from participating in the tender offer or as to the purchase price or purchase prices at which shareholders may choose to tender their Shares in the tender offer.

The information agent for the tender offer is D.F. King & Co., Inc. The depositary for the tender offer is American Stock Transfer & Trust Company, LLC. The dealer manager for the tender offer is BofA Securities, Inc. For all questions relating to the tender offer, please call the information agent, D.F. King & Co., Inc., toll-free at (800) 870-0653; banks and brokers may call the dealer manager, BofA Securities, Inc., at 1 (888) 803-9655.

About Red Rock Resorts, Inc.

Red Rock Resorts, Inc. (NASDQ: RRR) is a holding company that owns an indirect equity interest in and manages Station Casinos LLC (“Station LLC”). Station LLC is the leading provider of gaming and entertainment to the residents of Las Vegas, Nevada. Station LLC’s properties, which are located throughout the Las Vegas valley, are regional entertainment destinations and include various amenities, including numerous restaurants, entertainment venues, movie theaters, bowling and convention/banquet space, as well as traditional casino gaming offerings such as video poker, slot machines, table games, bingo and race and sports wagering. Station LLC owns and operates Red Rock Casino Resort Spa, Green Valley Ranch Resort Spa Casino, Palace Station Hotel & Casino, Boulder Station Hotel & Casino, Sunset Station Hotel & Casino, Santa Fe Station Hotel & Casino, Wildfire Rancho, Wildfire Boulder, Wild Wild West Gambling Hall & Hotel, Wildfire Sunset, Wildfire Valley View, Wildfire Anthem and Wildfire Lake Mead. Station LLC also owns Palms Casino Resort, Texas Station Gambling Hall & Hotel, Fiesta Rancho Casino Hotel and Fiesta Henderson Casino Hotel, which have been closed since March 2020, and owns a 50% interest in Barley’s Casino & Brewing Company, Wildfire Casino & Lanes and The Greens.

Additional Information Regarding the Tender Offer

This press release is for informational purposes only. This press release is not a recommendation to buy or sell Shares or any other securities of RRR, and it is neither an offer to purchase nor a solicitation of an offer to sell Shares or any other securities of RRR.

RRR will be filing today a tender offer statement on Schedule TO, including an offer to purchase, a related letter of transmittal and other related materials, with the United States Securities and Exchange Commission (the “SEC”). The tender offer will only be made pursuant to the offer to purchase, the related letter of transmittal and other related materials filed as part of the issuer tender offer statement on Schedule TO, in each case as may be amended or supplemented from time to time. Shareholders should read carefully the offer to purchase, the related letter of transmittal and other related materials because they contain important information, including the various terms of, and conditions to, the tender offer.

Shareholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, the related letter of transmittal and other related materials that RRR will be filing with the SEC at the SEC’s website at www.sec.gov. In addition, free copies of these documents may be obtained by contacting D.F. King & Co., Inc., the information agent for the tender offer, toll-free at (800) 870-0653.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “might”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “would”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “pursue”, “should”, “may” and “assume”, or the negative thereof, as well as variations of such words and similar expressions referring to the future. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Certain important factors, including but not limited to, financial market risks, could cause our actual results to differ materially from those expressed in our forward-looking statements. Further information on potential factors which could affect our financial condition, results of operations and business includes, without limitation, our ability to consummate the sale of the Palms; the extent and duration of the impact of the COVID-19 pandemic on the Company’s business, financial results and liquidity and the economy and consumer discretionary spending generally; the impact of our substantial indebtedness; the effects of local and national economic, credit and capital market conditions; the effects of competition; changes in laws, including increased tax rates; risks associated with construction projects; acts of war or terrorist incidents, natural disasters or civil unrest; and other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

INVESTORS:

Stephen L. Cootey

Stephen.Cootey@redrockresorts.com

(702) 495-4214

MEDIA:

Michael J. Britt

Michael.Britt@redrockresorts.com

(702) 495-3693